Exhibit 99.1

ASX Announcement

25 September 2024

Coronado prices US$400 million senior secured notes offering

Coronado Global Resources Inc. (the “Company,” ASX: CRN) announces that it has priced an oversubscribed offering by its wholly-owned subsidiary, Coronado Finance Pty Ltd (the “Issuer”), of US$400 million aggregate principal amount of 9.250% Senior Secured Notes due 2029 (the “Notes”). The Notes will be issued at par.

The Notes will be guaranteed on a senior secured basis by the Company and certain of the Company’s subsidiaries (each, a “Note Guarantor”) that guarantee or is a borrower under the Company’s ABL Facility (as defined below) or certain other debt and secured by (i) a first-priority lien on substantially all of the assets of the Issuer and each Note Guarantor (other than accounts receivable and certain other rights to payment, inventory, certain investment property, certain general intangibles and commercial tort claims, deposit accounts, securities accounts and other related assets, chattel paper, letter of credit rights, certain insurance proceeds, intercompany indebtedness and certain other assets related to the foregoing and proceeds and products of each of the foregoing (collectively, the “ABL Priority Collateral”)) and (ii) a second-priority lien on the ABL Priority Collateral, which is junior to a first-priority lien for the benefit of the lenders and other creditors under the Company’s asset-based revolving credit facility, dated as of May 8, 2023 (the “ABL Facility”), in each case, subject to certain exceptions and permitted liens.

The Company intends to use the proceeds from the offering of the Notes (i) to redeem all of the Issuer’s outstanding 10.750% Senior Secured Notes due 2026 (the “Existing Notes”), (ii) to pay related fees and expenses in connection with the offering of the Notes and the redemption of the Existing Notes and (iii) for general corporate purposes. The Company expects the offering of the Notes to close on October 2, 2024, subject to customary closing conditions.

The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

This announcement shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities mentioned in this announcement in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction.

This announcement was authorised for release by the Disclosure Committee of Coronado Global Resources Inc.

For further information please contact:

Investors Matthew Sullivan Investor Relations P: +61 412 157 276 E: msullivan@coronadoglobal.com E: investors@coronadoglobal.com	Media Helen McCombie Morrow Sodali P: +61 411 756 248 E: hmccombie@morrowsodali.com

Coronado Global Resources Inc.	Level 33, Central Plaza One, 345 Queen Street
ARBN: 628 199 468	Brisbane QLD 4000

T: +61 7 3031 7777 | F: +61 7 3229 7402
www.coronadoglobal.com

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, concerning our business, operations, financial performance and condition, the coal, steel and other industries, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may,” “could,” “believes,” “estimates,” “expects,” “intends,” “plans,” “anticipate,” “forecast,” “outlook,” “target,” “likely,” “considers” and other similar words. Any forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance, events or outcomes to differ materially from the results, performance, events or outcomes expressed or anticipated in these statements, many of which are beyond our control.

Such forward-looking statements are based on an assessment of present economic and operating conditions on a number of best estimate assumptions regarding future events and actions. These factors are difficult to accurately predict and may be beyond our control. Factors that could affect our results, our announced plans, or an investment in our securities include, but are not limited to: the prices we receive for our coal; uncertainty in global economic conditions, including the extent, duration and impact of ongoing civil unrest and wars, as well as risks related to government actions with respect to trade agreements, treaties or policies; a decrease in the availability or increase in costs of key supplies, capital equipment or commodities, such as diesel fuel, steel, explosives and tires, as the result of inflationary pressures or otherwise; the extensive forms of taxation that our mining operations are subject to, and future tax regulations and developments. For example, the amendments to the coal royalty regime implemented in 2022 by the Queensland State Government in Australia introducing higher tiers to the coal royalty rates applicable to our Australian Operations; concerns about the environmental impacts of coal combustion and greenhouse gas, or GHG emissions, relating to mining activities, including possible impacts on global climate issues, which could result in increased regulation of coal combustion and requirements to reduce GHG emissions in many jurisdictions, including federal and state government initiatives to control GHG emissions could increase costs associated with coal production and consumption, such as costs for additional controls to reduce carbon dioxide emissions or costs to purchase emissions reduction credits to comply with future emissions trading programs, which could significantly impact our financial condition and results of operations, affect demand for our products or our securities and reduce access to capital and insurance; severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges of one or more of our major customers, including customers in the steel industry, key suppliers/contractors, which among other adverse effects, could lead to reduced demand for our coal, increased difficulty collecting receivables and customers and/or suppliers asserting force majeure or other reasons for nonperforming their contractual obligations to us; our ability to generate sufficient cash to service our indebtedness and other obligations; our indebtedness and ability to comply with the covenants and other undertakings under the agreements governing such indebtedness; our ability to collect payments from our customers depending on their creditworthiness, contractual performance or otherwise; the demand for steel products, which impacts the demand for our metallurgical, or Met, coal; risks inherent to mining operations could impact the amount of coal produced, cause delay or suspend coal deliveries, or increase the cost of operating our business; the loss of, or significant reduction in, purchases by our largest customers; risks unique to international mining and trading operations, including tariffs and other barriers to trade; unfavorable economic and financial market conditions; our ability to continue acquiring and developing coal reserves that are economically recoverable; uncertainties in estimating our economically recoverable coal reserves; transportation for our coal becoming unavailable or uneconomic for our customers; the risk that we may be required to pay for unused capacity pursuant to the terms of our take-or-pay arrangements with rail and port operators; our ability to retain key personnel and attract qualified personnel; any failure to maintain satisfactory labor relations; our ability to obtain, renew or maintain permits and consents necessary for our operations; potential costs or liability under applicable environmental laws and regulations, including with respect to any exposure to hazardous substances caused by our operations, as well as any environmental contamination our properties may have or our operations may cause; extensive regulation of our mining operations and future regulations and developments; our ability to provide appropriate financial assurances for our obligations under applicable laws and regulations; assumptions underlying our asset retirement obligations for reclamation and mine closures; any cyber-attacks or other security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us, our customers or other third parties; the risk that we may not recover our investments in our mining, exploration and other assets, which may require us to recognize impairment charges related to those assets; risks related to divestitures and acquisitions; the risk that diversity in interpretation and application of accounting principles in the mining industry may impact our reported financial results and our ability to successfully repurchase and/or redeem the Existing Notes.

For additional factors affecting the business of the Company, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended 31 December 2023 filed with the SEC and ASX on 20 February 2024, as modified by Part II, Item 1A. of our Quarterly Report on Form 10-Q for the period ended 30 June 2024, filed with the SEC and ASX on 6 August 2024 (AEST), and other filings filed with the SEC. You are urged to carefully consider these risk factors.